UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

__________

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Limited Waiver and Amendment to Loan Agreement

As previously disclosed in Body and Mind Inc.’s (the “Company”) Current Reports on Form 8-K dated July 23, 2021 and June 17, 2022 as well as in the Company’s Periodic Report on Form 10-Q dated December 15, 2021, the Company along with its subsidiaries, DEP Nevada, Inc. and the other guarantors, Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG MI C1, Inc., NMG MI P1, Inc., NMG MI 1, Inc., NMG CA C1, LLC, NMG CA P1, LLC, NMG CA 1, LLC and NMG Cathedral City, LLC (each, a “Guarantor” and collectively, the “Guarantors”) entered into a loan agreement (the “Loan Agreement”) with FG Agency Lending, LLC (the “Agent”) and Bomind Holdings LLC (together with its successors and assigns, the “Lender”), dated July 19, 2021, as amended on November 30, 2021 and on June 14, 2022.

On December 12, 2022, the Company, the Guarantors (collectively, the “Loan Parties”) the Agent and the Lender entered into a Limited Waiver and Amendment to Loan Agreement (the “Limited Waiver and Amendment to Loan Agreement”) to deal with certain events of default that occurred under the Loan Agreement, as amended, with respect to (i) the Company’s failure to deliver to Agent the audited annual financial statements of the Company and its subsidiaries for the fiscal year ended July 31, 2022, on or before ninety (90) days after the end of such fiscal year in accordance with Section 7.2(c) of the Loan Agreement (the “First Specified Default”) and (ii) the Agent being informed that the Company anticipates that it will fail to deliver the quarterly financial statements of the Company and its subsidiaries for the fiscal quarter ending October 31, 2022, in form and substance acceptable to Agent, on or before forty-five (45) days after the end of such fiscal quarter, in accordance with Section 7.2(b) (the “Second Specified Default”, and together with the First Specified Default, the “Specified Defaults”).

Pursuant to the Limited Waiver and Amendment to Loan Agreement, the Agent and the Lender each waive the Specified Defaults on a limited one-time basis subject to the terms and conditions thereof until (i) with respect to the First Specified Default, 5:00 PM EST on December 30, 2022, and (ii) with respect to the Second Specified Default, 5:00 PM EST on January 13, 2023 (the “Waiver Period”); provided that if the Loan Parties do not deliver each of the Amended Deliverables (as defined below) on or before expiration of their respective Waiver Period; the waiver shall no longer be of any effect, and the Lender shall be entitled to enforce all remedies set forth in the Loan Agreement as of the date each Specified Default first occurred. The failure to time deliver such Amended Deliverables shall immediately result in an event of default and shall not be subject to any cure period.

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In addition, pursuant to the Limited Wavier and Amendment to Loan Agreement, the parties agreed to the following amendments to the Loan Agreement as follows:

a. Section 7.2(b) is amended to provide as follows:

“Quarterly Financial Statements. As soon as available and in any event (i) for the fiscal quarter ending October 31, 2022, on or before 5:00PM EST on January 13, 2023, (the “Second Amended Deliverables”) and (ii) for each fiscal quarter thereafter, within forty-five (45) days after the end of each fiscal quarter of the Loan Parties commencing with the first fiscal quarter ending after the Closing Date, balance sheets (which are to be consolidated, if applicable), statements of operations and retained earnings and statements of cash flows of Borrower and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year and (B) the Projections, all in reasonable detail and certified by the Chief Financial Officer of Borrower as fairly presenting, in all material respects, the financial position of the Loan Parties as of the end of such quarter and the results of operations and cash flows of the Loan Parties for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of Borrower and its Subsidiaries furnished to the Lenders, subject to the absence of footnotes and normal year-end adjustments;”

b. Section 7.2(c) is amended to provide as follows:

“Annual Financial Statements. As soon as available, and in any event (i) for the Fiscal Year ending July 31, 2022, on or before 5:00 PM EST on December 30, 2022, (the “First Amended Deliverables”, and together with the Second Amended Deliverables, the “Amended Deliverables”), and (ii) for each Fiscal Year thereafter, within ninety (90) days after the end of such Fiscal Year, balance sheets (which are to be consolidated, if applicable), statements of operations and retained earnings and statements of cash flows of the Loan Parties and each of their Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by Borrower and satisfactory to the Agent (which opinion shall be without (1) a “going concern” or like qualification or exception or (2) any qualification or exception as to the scope of such audit), together with a certification by the Chief Financial Officer of Borrower that in its review of the financial statements, it has not obtained any knowledge of the existence of an Event of Default or a Default and if it has obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;”

c. A new Section 8.23 is added as follows:

“Consulting Agreement. Enter into any consulting agreement, management agreement, or other similar arrangement with Bengal Impact Partners, LLC, or any of its Affiliates (“Bengal”) without the prior written consent of the Agent, other than the consulting agreement entered into by Borrower and Bengal, in form and substance satisfactory to Agent (the “Bengal Consulting Agreement”), so long as no Loan Party makes any payment on the obligations owed thereunder in excess of $240,000 (including payment in the form of equity interests) in any Fiscal Year, or $60,000 in cash in any Fiscal Year, and”

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d. A new Section 8.24 is added as follows:

“Limited Waiver Fee. For the period commencing January 13, 2023, until and including the 6-month anniversary thereafter, on each monthly anniversary, the Loan Parties shall pay to the Agent, a fully earned and nonrefundable waiver fee of $10,000 (the “Limited Waiver Monthly Fee”).”

e. Section 9.1(c) is amended to read as follows:

“Other Payment Failure. (i) Borrower shall fail to pay the premium required for a Change of Control (that is not a Permitted Change of Control) pursuant to Section 3.2(c)(ii) hereof within ten (10) days after Agent provides written notice of its election to receive payment; (ii) Borrower shall fail to pay any other amounts owed or due under the Term Loan or this Agreement or any other Loan Document, when the same becomes due and payable, and such failure to pay shall remain unremedied for fifteen (15) days thereafter; or (iii) the Loan Parties shall fail to pay the Limited Waiver Monthly Fee when due, as required pursuant to Section 8.24; or

f. A new Section 9.1(r) is added as follows:

“Delisting from Stock Exchange. The occurrence of the shares of Borrower’s stock being delisted from any exchange or market because of any Loan Party’s failure to comply with continued listing standards thereof or due to a voluntary delisting which results in such shares not being listed on such exchange or market without the prior written consent of the Agent.”

Furthermore, the Limited Waiver and Amendment to Loan Agreement shall become effective on the date (the “Waiver Effective Date”) on which the Agent shall have received (i) the fully executed Limited Waiver and Amendment to Loan Agreement, (ii) a non-refundable waiver fee of US$35,000, and (iii) payment of all reasonable and documented out-of-pocket costs, fees and expenses of the Agent and the Lender in connection with the Limited Waiver and Amendment to Loan Agreement.

Subsequent to entering into the Limited Waiver and Amendment to Loan Agreement, the parties verbally agreed and confirmed via email on December 20, 2022, that the Waiver Period for the First Specified Default shall be extended from December 30, 2022 to January 17, 2023, and the Waiver Period for the Second Specified Default shall be extended from January 13, 2023 to January 27, 2023; and that the corresponding amendments shall be made to sections 7.2(b) and 7.2(c) of the Loan Agreement as set forth above.

The foregoing description of the Limited Waiver and Amendment to Loan Agreement does not purport to be complete and is qualified in its entirety by the Limited Waiver and Amendment to Loan Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

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Consent and Amendment to Loan Agreement

On December 16, 2022, the Company, the Agent and the Lender entered into a Consent and Amendment to Loan Agreement (the “Consent and Amendment to Loan Agreement”) because (i) Section 8.5 of the Loan Agreement provides that neither the Company nor its Subsidiaries is permitted to effect any Acquisition or merger without the prior written consent of the Agent, and (ii) Section 8.2 of the Loan Agreement provides that neither the Company nor its Subsidiaries is permitted to incur indebtedness without the prior written consent of the Agent. The Company has advised the Agent of its desire to (i) enter into an agreement and plan of merger (the “Merger Agreement”) among the Company, its wholly owned subsidiary, DEP Nevada, Inc., BaM Body and Mind Dispensary NJ, Inc., CraftedPlants NJ Corp. (“Craft”) and the shareholders of Craft (the “Sellers”) attached as Exhibit A to the Consent and Amendment to Loan Agreement, and (ii) enter into the certain Securities Purchase Agreements (the “SPAs”) by an among the Company and the purchaser parties thereto attached as Exhibit B to the Consent and Amendment to Loan Agreement.

Pursuant to the Consent and Amendment to Loan Agreement, the Agent and the Lender consented to: (a) the Company entering into the Merger Agreement, the consummation of the Merger Agreement, and all other transactions provided for under the Merger Agreement, provided that the Merger Agreement shall not be amended or modified in any way without the Agent’s prior written consent; and (b) the Company entering into the SPAs and all other transactions provided for under the SPAs, provided that the SPAs and any related documents shall not be amended or modified in any way without the Agent’s prior written consent.

In addition, pursuant to the Consent and Amendment to Loan Agreement, the parties agreed that the schedules to the Loan Agreement are each replaced in their entirety with the revised corresponding schedules and shall be provided to the Agent, which such updated schedules are to include a complete capital table updated in accordance with Section 7.2(d) of the Loan Agreement.

Furthermore, pursuant to the Consent and Amendment to Loan Agreement, the Company acknowledged and agreed:

a. that the Agent and Lender will not provide any financing necessary to consummate the merger or provide any working capital financing to the Company or its subsidiaries;

b. the failure of the Company to promptly provide Agent and the Lender with such information related to the merger as Agent and the Lender may reasonably request from time to time as Agent and the Lender deem necessary shall constitute an immediate Event of Default under the Loan Agreement without any cure period.

c. simultaneously with the consummation of the merger, the Loan Parties shall deliver to the Agent (1) a Joinder Agreement, pursuant to which any newly acquired or formed entity that is a Subsidiary of a Loan Party relating to the merger (including for the avoidance of doubt, Craft) shall be made a party to the Loan Agreement, the Pledge Agreement and Security Agreement as a Borrower or a grantor, as applicable (including providing supplements to the Schedules thereto); (2) supplements to each of the Security Agreement and the Pledge Agreement together with (A) certificates evidencing all of the equity interests of any person owned by such Subsidiary required to be pledged under the terms of the Pledge Agreement and (B) undated stock powers for such equity interests executed in blank; (4) Omnibus Collateral Assignments in favor of Agent for any agreement as set forth in Section 7.11(c) of the Loan Agreement of such Subsidiary (including any consents required for the foregoing); (5) a joinder to the Intercompany Subordinated Note, pursuant to which such Subsidiary shall be made a party to the Intercompany Subordinated Note as an Affiliated Obligor (as defined therein) thereunder and (6) such other agreements, instruments, approvals or other documents reasonably requested by the Agent in order to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents (as defined in the Loan Agreement) and that all property and assets of such Subsidiary shall become collateral for the obligations to the same extent that property of the Borrower being parties to the Loan Documents at the closing date is required to be such collateral.

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d. The consent contained therein is a limited consent and (i) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than as expressly stated therein, and (ii) shall not constitute a course of dealing among the parties hereto.

The consent contained in the Consent and Amendment to Loan Agreement is not effective until: (i) the Company has received the prior written consent from the Agent of the final version of the Merger Agreement and any related documents; (ii) the Company has provided to the Lender updated schedules to the Loan Agreement; (iii) the Company has provided evidence in form and satisfaction to Agent of the Company’s receipt of at least $3,000,000 in cash proceeds pursuant to the SPAs; and (iv) payment of all reasonable fees, costs and expenses incurred by the Agent and the Lender in connection with the preparation, execution and delivery of the Consent and Amendment to Loan Agreement.

The foregoing description of the Consent and Amendment to Loan Agreement does not purport to be complete and is qualified in its entirety by the Consent and Amendment to Loan Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Convertible Debenture Financing

On December 19, 2022, the Company entered into Securities Purchase Agreements (“SPAs”) with each of BAM I, A Series of Bengal Catalyst Fund SPV, LP, a Delaware limited partnership, Mindset Value Fund LP, a Delaware limited partnership, and Mindset Value Wellness Fund LP, a Delaware limited partnership (collectively, the “Investors”) pursuant to which the Company issued to the Investors unsecured five-year convertible debentures in the aggregate principal amount of US$3,000,000 (the “Debentures”) and common stock purchase warrants (the “Warrants”) to acquire 15,000,000 shares of common stock of the Company (each, a “Warrant Share”). The proceeds from the sale of the Debentures and the Warrants will be used for business development purposes.

In addition, pursuant to the SPAs, following the closing and until the later of (a) the repayment or conversion of the Debentures, and (b) Bengal Impact Partners, LLC (“Bengal Capital”) (or any of its affiliates) ceasing to own at least 10% of the issued and outstanding shares of common stock on an as-converted basis in the aggregate, Bengal Capital shall be entitled to nominate one (1) director to the Company’s Board and one (1) Board observer, provided that the nominee director must meet the requirements of applicable corporate, securities and other applicable laws, and the policies of the Canadian Securities Exchange.

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Debentures

The principal amount of the Debentures is repayable on December 19, 2027 (the “Maturity Date”) and bears interest commencing on the date of issuance at 8% per annum, which shall accrue monthly, compound annually, and shall be payable on the Maturity Date of the Debentures.

The Investors shall have the right at any time prior to the Maturity Date, to convert all or any portion of the principal amount and/or any interest amount, into fully paid and non-assessable shares of the Company’s common stock at US$0.10 per share (the “Conversion Price”), provided, however, that in no event shall an Investor be entitled to convert any portion of the Debenture in excess of that portion of the Debenture upon conversion of which the sum of (a) the number of shares of common stock beneficially owned by the Investor and its affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained therein), and (b) the number of shares of common stock issuable upon the conversion of the portion of the Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Investor and its affiliates of more than 9.99% of the then outstanding shares of common stock of the Company, provided, however, that the limitations on conversion may be waived by the Investor upon not less than 61 days’ prior notice to the Company, and the provisions of the conversion limitation shall continue to apply until such 61st day (collectively, the “Beneficial Ownership Limitation”).

The Debentures are subject to standard customary adjustments as provided therein.

If an event of default shall occur and be continuing and the Company shall fail forthwith to pay the amounts owing under the Debentures, subject to the terms and conditions of the Loan Agreement and the Subordination Agreement (discussed below), the Investors shall be entitled to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligors upon the Debentures and collect in the manner provided by law out of the property of the Company or other obligors upon the Debentures wherever situated the monies adjudged or decreed to be payable. Events of default include, but are not limited to: (i) a default in payment of the principal amount or interest amount when due and payable that is not waived, cured or remedied within five days of written notification; (ii) default in the observation or performance of any covenant, condition, representation, warranty or obligation under the SPAs, Debentures or Warrants and such default results in a material adverse effect and is not waived, cured or remedied within 30 days of written notification; (iii) the declaration of an event of default by any lender or other extender or credit to the Company under any notes, loans, agreements or other instruments of the Company after the passage of all applicable notice and cure or grace periods, and such default results in a material adverse effect; (iv) if any material change occurs in the financial condition or prospectus of the Company which impairs to a material extent the ability of the Company to satisfy the obligations under the Debentures, compromises the remedies of the Investors, or may otherwise have a material adverse effect on the business, operations or assets of the Company; (v) if at any time the Company shall become subject to revocation of tis registration under the Exchange Act pursuant to Section 12(j) thereof and/or the Company shall otherwise cease to be subject to the reporting requirements of the Exchange Act; (vi) the restatement of any financial statements filed by the Company with the SEC for any date or period from two years prior to the issuance date of the Debentures and until the Debentures are no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Investors, including under the SPAs, Debentures and Warrants; (vii) the Company shall be delisted from the CSE without a concurrent listing of the Company’s shares of common stock on the Toronto Stock Exchange, the TSX Venture Exchange, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American; and (viii) if, at any time on or after the date which is six (6) months after the date of issuance of the Debentures, the Investors are unable to (A) obtain a standard “144 legal opinion letter” from an attorney reasonably acceptable to the Investors, the Investors’ brokerage firm (and respective clearing firm), and the Company’s transfer agent in order to facilitate the Investors’ conversion of any portion of the Debenture into free trading shares of the Company’s common stock pursuant to Rule 144 (except for non-satisfaction of the conditions set forth in Rule 144(i)(2) of the U.S. Securities Act at the time of the proposed resale transaction), and/or (B) thereupon deposit such shares into the Investors’ brokerage account in connection with a sale, which inability to deposit is the result of an action or inaction by the Company

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Warrants

The Warrants entitle the holders to purchase up to an aggregate of 15,000,000 shares of the Company’s common stock until December 19, 2026, at an exercise price of US$0.10 per Warrant Share, subject to customary adjustments. The Warrants contain the same Beneficial Ownership Limitation as the Debentures. The Warrants can be exercised on a cash basis or on a cashless basis as provided for in the Warrants.

Registration Rights

Pursuant to the SPAs, on December 19, 2022, the Company and the Investors entered into a registration rights agreement (the “Registration Rights Agreement”) whereby the Company is required to prepare and file a registration statement on Form S-1 covering the resale of all of the shares of the Company’s common stock issuable to the Investors under the Debentures and the Warrants.

The foregoing descriptions of the SPAs, the Debentures, the Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of the SPA, the Debenture, the Warrant and the Registration Rights Agreement, copies of which are attached as Exhibits 10.3, 10.4, 4.1 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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Subordination Agreement

On December 19, 2022, the Company entered into a Subordination Agreement (the “Subordination Agreement”) with each of the Investors, the Guarantors and the Agent, which was a requirement of the Agent and the Lender to allow the convertible debenture financing by the Investors into the Company. Pursuant to the Subordination Agreement the Investors agree that payments owed by the Company to the Investors are subordinated to all amounts now or hereafter owing to the Lender in connection with the Obligations (as defined in the Loan Agreement) until the date of payment in full in cash (if applicable) of all of the obligations of the Company and the Guarantors under the Loan Agreement, as amended (other than any obligations that are inchoate or contingent in nature as to which claims have not been asserted) and termination of the commitments to extend further credit thereunder (such date, the “Termination Date”). Notwithstanding the foregoing agreement to subordinate, it is understood that the Company may reimburse the Investors for their legal and/or other transaction expenses incurred in connection with the SPA and related agreement (the “Exempt Payments”). The Lender has made extensions of credit available to the Company and the Guarantors in reliance on these provisions and such provisions are for the benefit of the Lender, who is intended as third-party beneficiaries hereof. Any fees or other amounts owed that are not paid when scheduled to be paid in accordance with the SPA shall remain an obligation of the Company, unimpaired by the Subordination Agreement and following the Termination Date, shall no longer be subject to the restrictions set forth in the Subordination Agreement. Any payments (whether in cash, securities or other property) made by the Company or a Guarantor with respect to the obligations under the SPA received by the Investors in violation of the above provisions shall be held in trust for the Lender and the Investors will forthwith turn over any such payments in the form received, properly endorsed or assigned, to the Agent to be applied to the Obligations. Until the Termination Date, the Investors will not ask, demand, accelerate, sue for, take or receive from the Company or any Guarantor, by setoff, redemption or exercise of any put or call option or in any other manner, the whole or any part of the indebtedness owing to the Investors (the “Subordinated Debt”), or any monies that may now or hereafter be owing in respect of the Subordinated Debt (whether such amounts represent principal or interest, or obligations that are due or not due, direct or indirect, absolute or contingent). The Company and the Investors shall not amend or modify the Subordination Agreement or the SPAs without obtaining the prior written consent of the Agent. The Subordination Agreement shall terminate upon the Termination Date.

In addition, the Subordination Agreement provides that the Investors warrant and represent that the Subordinated Debt is unsecured and agrees that until the Termination Date: (i) the Investors will not accept any security therefor from any person and (ii) in the event that the Investors do obtain any such security for the Subordinated Debt in violation of the foregoing, at the request of the Lender, the Investors shall promptly execute and deliver to the Lender, and hereby authorizes the Lender to prepare and record, such termination statements and releases as the Lender shall reasonably request or require to release the Investors’ security interest in or lien against such property. Further, if contrary to the preceding sentence, an Investor receives any liens in any collateral to secure any of the Subordinated Debt in breach of the preceding sentence, then notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a lien in favor of any person in any collateral, the Investor hereby agrees that such lien in the collateral is subject and subordinate to the lien of the Lender in the collateral to secure the indebtedness owing to the Lender by the Company and Guarantors (the “Senior Debt”). The Investors further agreed that the Investors shall have no right to possession of any of the collateral or to foreclose upon any of the collateral, whether by judicial action or otherwise, prior to the Termination Date. The Investors agreed that they will not initiate or participate in any action to contest the validity, perfection, priority or enforceability of the Senior Debt or of the liens of the Agent or the Lender in the collateral and that the terms of the Subordination Agreement shall govern the relationship between the Lender and the Investors even if part or all of the Senior Debt or the liens of the Agent or the Lender securing payment and performance thereof is avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

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The Subordination Agreement further provides that until the Termination Date in accordance with the Loan Agreement, as amended, neither the Company nor any Guarantor shall make and the Investors shall not accept or receive any payments other than Exempt Payments.

The foregoing description of the Subordination Agreement does not purport to be complete and is qualified in its entirety by the Subordination Agreement, which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

Agreement and Plan of Merger

On December 21, 2022, the Company, its wholly owned subsidiary, DEP Nevada, Inc. (“DEP”), BaM Body and Mind Dispensary NJ Inc., a New Jersey corporation and wholly owned subsidiary of DEP (the “Merger Sub”), CraftedPlants NJ Corp., a New Jersey corporation (the “Surviving Entity”) and those certain shareholders of the Surviving Entity (the “Sellers”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby Merger Sub merged with and into the Surviving Entity, and following the consummation of the merger, which occurred on December 21, 2022, the Surviving Entity became a wholly owned subsidiary of DEP and changed its name to BaM Body and Mind Dispensary NJ, Inc.

Pursuant to the terms of the Merger Agreement, on the closing DEP delivered a cash payment of US$50,000 to the Sellers, with a delayed payment of US$120,000 to be paid to the Sellers upon funding of the project buildout.

Further, pursuant to the terms of the Merger Agreement, on December 21, 2022, the Company issued to the Sellers an aggregate of 16,666,667 shares of its common stock (the “Merger Consideration Shares”) at a deemed price of CAD$0.08 per share. The Merger Consideration Shares will be held in escrow and will not be released to the Sellers until the Surviving Entity achieves certain milestones, however, the Sellers will still maintain the voting and participation rights with respect to the Merger Consideration Shares while being held in escrow. The post-closing milestones are as follows:

1.

If, within two (2) years of the closing date, the Surviving Entity’s application is approved and is granted pending license approval from the New Jersey Cannabis Regulatory Commission (the “CRC”), 70% of the Merger Consideration Shares will be release from escrow.

2.	If, within three (3) years of the closing date, the Surviving Entity opens for business as a recreational cannabis dispensary, 30% of the Merger Consideration Shares will be released from escrow.

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If either or both of the milestones are not achieved within the time periods after the closing date (the “Milestone Dates”), the Company shall have the option to cancel the Merger Consideration Shares attributable to the failed milestone by delivering written notice to Sellers and in the event of such cancellation, the portion of the Merger Consideration Shares attributable to the failed milestone shall be surrendered and cancelled without any further action required by the parties. Notwithstanding the foregoing, if either or both of the milestones are not achieved (or if it becomes obvious that they will not be achieved) by their respective Milestone Dates because of delays that are not caused by the Sellers, the Sellers may, before the applicable Milestone Dates, provide notice to the Company, and the applicable Milestone Date will be extended to such date as is reasonably necessary for the milestone to be achieved. The parties will work together in mutual good faith to determine the dates by when the milestones can be reasonably achieved.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 21, 2022, pursuant to the Merger Agreement set forth under Item 1.01 of this Current Report on Form 8-K, the Company through DEP completed the acquisition of CraftedPlants NJ Corp., which is now named, BaM Body and Mind Dispensary NJ, Inc.

Pursuant to the closing of the Merger Agreement, the Company issued an aggregate of 16,666,667 shares of common stock to the Sellers at a deemed price of CAD$0.08 per share and paid an aggregate of US$50,000 to the Sellers, with a second delayed payment of US$120,000 to be paid to the Sellers upon funding of the project buildout.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Debentures is responsive to and incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On December 19, 2022, the Company issued the Debentures and Warrants to three Delaware entities as disclosed in Item 1.01 above, which disclosure is incorporated herein by reference. The Debentures and the Warrants were, and the shares of common stock of the Company issuable upon conversion of the Debentures and exercise of the Warrants will be, issued pursuant to an exemption from the registration requirements under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act. The Investors have represented that they are each an “accredited investor” as such term is defined in Rule 501(a) of Regulation D, and are acquiring the securities described herein for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

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Pursuant to the closing of the Merger Agreement described in Item 1.01 and 2.01 of this Current Report on Form 8-K, the Company issued an aggregate of 16,666,667 shares of common stock to eight individuals and one entity at a deemed price of CAD$0.08 per share. The Company relied upon the exemption from the registration requirements under the U.S. Securities Act provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act for the issuance of such shares.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On December 22, 2022, the Company issued a news release to announce a number of developments which fund the Company’s near-term projects and facilitate entry into the emerging New Jersey market, while also adding long-tenured cannabis experience and strategic insight to its board of directors. Specifically, the Company today announces:

•

Convertible Debenture Financing: The Company has closed a convertible debenture financing for gross proceeds of US$3.0 million with funds associated with strategic investor, Bengal Impact Partners, LLC (“Bengal Capital”), with additional participation from Mindset Capital, LLC.

•

Entry Into New Jersey: Simultaneously, the Company is acquiring CraftedPlants NJ, Inc. (“CPNJ"), an entity that leases a New Jersey retail location with local cannabis-use approval and is currently working on attaining final state licensure in New Jersey.

•	New Board Member: Josh Rosen, Managing Partner of Bengal Capital, will join the board of the Company upon completion of any regulatory or exchange requirements.

“We are thrilled to have the team at Bengal Capital transition from being a supportive shareholder to a strategic partner,” stated Michael Mills, CEO of Body and Mind. “The team at Bengal have a long track record of value creation in the industry and today’s transactions secure the trajectory of the Company’s current focus; the successful tenant improvements and start-up of two Body and Mind branded dispensaries in Illinois. The proposed dispensary locations are near major thoroughfares with ample parking in areas we believe are still largely underserved by existing Illinois cannabis retailers. Additionally, through our acquisition of CraftedPlants NJ, we are on a path to establishing a presence in New Jersey with another great location and opportunity for growth. I look forward to Bengal Capital partner Josh Rosen joining our board and the support of the entire Bengal team, and also want to thank Aaron Edelheit of Mindset Capital for his support and engagement.”

Josh Rosen, Managing Partner at Bengal Capital, added “Bengal takes a long-term value creation approach and has focused on smaller, underappreciated cannabis companies – companies we call ‘scrappy operators.’ We focus our diligence on operating talent and our ability to help augment value drivers, and we think BaM represents a great combination of capabilities and opportunity. While the market seems to have been focused on limited license portfolios, it has also apparently short-changed companies like BaM which have solid license portfolios and a demonstrated ability to operate those licenses when markets get competitive. So, we were pleased to have the opportunity to work with Michael and the rest of the BaM team to help enable their Illinois retail activation and New Jersey market entry. We believe these two projects are located in attractive markets and I look forward to joining BaM’s board and supporting its value creation strategy going forward.”

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Convertible Debenture Financing

The convertible debenture financing was in the form of securities purchase agreements (the “Purchase Agreements”) whereby the three investors (the “Investors”) purchased from the Company and the Company has issued and sold to the Investors (i) unsecured convertible debentures in the aggregate principal amount of US$3.0 million (the “Debentures”) and (ii) common stock purchase warrants (the “Warrants”) which entitle the holders to acquire up to 15,000,000 shares of common stock of the Company (each, a “Warrant Share”).

The Debentures have a maturity date of December 19, 2027 (the “Maturity Date”), bear interest at a rate of 8% per annum, which shall accrue monthly, compound annually, and shall be payable on the Maturity Date. The Investors have the right at any time prior to the Maturity Date, to convert all or any portion of the principal amount and/or any interest amount, into shares of common stock of the Company at US$0.10 per share, subject to customary adjustments, and subject to a beneficial ownership limitation by each Investor and their respective affiliates of 9.99% of the then outstanding shares of common stock of the Company, provided, however, that the beneficial ownership limitation on conversion may be waived by the Investor upon providing not less than 61 days’ prior notice to the Company. The Debentures are subordinate to the Company’s existing senior secured lender.

The Warrants allow the holders to acquire up to 15,000,000 Warrant Shares until December 19, 2026, at an exercise price of US$0.10 per Warrant Share, subject to customary adjustments. The Warrants can be exercised on a cash basis or on a cashless (net exercise) basis. The Warrants contain the same beneficial ownership limitation as the Debentures.

Pursuant to the Purchase Agreements, the Company and the Investors entered into a registration rights agreement whereby the Company is required to prepare and file a registration statement on Form S-1 covering the resale of all of the share of the Company’s common stock, including the Warrant Shares, issuable to the Investors.

Furthermore, pursuant to the Purchase Agreements, following the closing and until the later of (a) the repayment or conversion of the Debentures, and Bengal Capital (or any of its affiliates) ceasing to own at least 10% of the issued and outstanding shares of common stock on an as-converted basis in the aggregate, Bengal Capital shall be entitled to nominate one (1) director to the Company’s Board and one (1) Board observer, provided that the nominee director must meet the requirements of applicable corporate, securities and other applicable laws, and the policies of the Canadian Securities Exchange.

The securities offered and sold pursuant to the Purchase Agreements have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and were offered and sold pursuant to an exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and applicable U.S. state securities laws, and such securities have been issued as “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act. In addition, the Debentures and Warrants contain the applicable Canadian hold period as required pursuant to National Instrument 45-102 – Resale of Securities.

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Acquisition of CraftedPlants NJ Corp.

CraftedPlants NJ, Inc. is an entity that leases a New Jersey retail location with local cannabis-use approval and is currently working on attaining final state licensure in New Jersey.

Mr. Mills commented: “We are excited to enter the New Jersey market and look forward to working towards full adult use licensure. The structure of these transactions allows us to focus our cash on business growth and ties consideration to success of licensing objectives to align the Company and CraftedPlants NJ’s former owners, and serving New Jersey customers as quickly as possible.”

Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 21, 2022, between the Company, its wholly owned subsidiary, DEP Nevada, Inc. (“DEP”), BaM Body and Mind Dispensary NJ Inc., a New Jersey corporation and wholly owned subsidiary of DEP (the “Merger Sub”), CraftedPlants NJ Corp., a New Jersey corporation (the “Surviving Entity”), and those certain shareholders of the Surviving Entity (the “Sellers”), Merger Sub merged with and into the Surviving Entity, and following the consummation of the merger, which occurred on December 21, 2022, the Surviving Entity became a wholly owned subsidiary of DEP.

Pursuant to the terms of the Merger Agreement, on the closing DEP delivered a cash payment of US$50,000 to the Sellers, with a delayed payment of US$120,000 to be paid to the Sellers upon funding of the project buildout.

Further, pursuant to the terms of the Merger Agreement, on December 21, 2022, the Company issued to the Sellers an aggregate of 16,666,667 shares of its common stock (the “Merger Consideration Shares”) at a deemed price of CAD$0.08 per share. The Merger Consideration Shares will be held in escrow and will not be released to the Sellers until the Surviving Entity achieves certain milestones, however, the Sellers will still maintain the voting and participation rights with respect to the Merger Consideration Shares while being held in escrow. The post-closing milestones are as follows:

1.

If, within two (2) years of the closing date, the Surviving Entity’s application is approved and is granted pending license approval from the New Jersey Cannabis Regulatory Commission (the “CRC”), 70% of the Merger Consideration Shares will be release from escrow.

2.	If, within three (3) years of the closing date, the Surviving Entity opens for business as a recreational cannabis dispensary, 30% of the Merger Consideration Shares will be released from escrow.

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If either or both of the milestones are not achieved within the time periods after the closing date (the “Milestone Dates”), the Company shall have the option to cancel the Merger Consideration Shares attributable to the failed milestone by delivering written notice to Sellers and in the event of such cancellation, the portion of the Merger Consideration Shares attributable to the failed milestone shall be surrendered and cancelled without any further action required by the parties. Notwithstanding the foregoing, if either or both of the milestones are not achieved (or if it becomes obvious that they will not be achieved) by their respective Milestone Dates because of delays that are not caused by the Sellers, the Sellers may, before the applicable Milestone Dates, provide notice to the Company, and the applicable Milestone Date will be extended to such date as is reasonably necessary for the milestone to be achieved. The parties will work together in mutual good faith to determine the dates by when the milestones can be reasonably achieved.

The Merger Consideration Shares offered and sold pursuant to the Merger Agreement have not been registered under the U.S. Securities Act and were offered and sold pursuant to an exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and applicable U.S. state securities laws, and such securities have been issued as “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act. In addition, the Merger Consideration Shares contain the applicable Canadian hold period as required pursuant to National Instrument 45-102 – Resale of Securities.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

2.1

Agreement and Plan of Merger between Body and Mind Inc., DEP Nevada, Inc., BaM Body and Mind Dispensary NJ, Inc., CraftedPlants NJ Corp. and the shareholders of CraftedPlants NJ Corp., dated December 21, 2022

4.1	Form of Warrant, dated December 19, 2022, issued by Body and Mind Inc. to each of BAM I, A Series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP

10.1

Limited Waiver and Amendment to Loan Agreement between Body and Mind Inc., DEP Nevada, Inc., Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG MI C1, Inc., NMG MI P1, Inc., NMG MI 1, Inc., NMG CA C1, LLC, NMG CA P1, LLC, NMG CA 1, LLC and NMG Cathedral City, LLC, FG Agency Lending LLC and Bomind Holdings LLC, dated December 12, 2022

10.2	Consent and Amendment to Loan Agreement between Body and Mind Inc., FG Agency Lending LLC and Bomind Holdings LLC, dated December 16, 2022

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10.3

Form of Securities Purchase Agreement between Body and Mind Inc. and each of BAM I, A Series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP, dated December 19, 2022

10.4	Form of Debenture, dated December 19, 2022, issued by Body and Mind Inc. to each of BAM I, A Series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP

10.5	Registration Rights Agreement between Body and Mind Inc., BAM I, A Series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP, dated December 19, 2022

10.6

Subordination Agreement BAM I, A Series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP, Body and Mind Inc., DEP Nevada, Inc., Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG MI C1, Inc., NMG MI P1, Inc., NMG MI 1, Inc., NMG CA C1, LLC, NMG CA P1, LLC, NMG CA 1, LLC and FG Agency Lending LLC, dated December 19, 2022

99.1	News Release dated December 22, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 23, 2022	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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